SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(D) OF SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) September 5, 1997



                          SDW HOLDINGS CORPORATION
           (Exact name of registrant as specified in its charter)



         Delaware               033-88496-01                13-3795926

     (State or Other            (Commission               (IRS Employer
     Jurisdiction of            File Number)              Identification No.)


         2700 Westchester Avenue                        10577-2544
              Purchase, NY                              (Zip Code)

         (Address of Principal
           Executive Offices)


                               (914) 696-0021

            (Registrant's telephone number, including area code)




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                          Exhibit Index on page 4


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Item 5.  Other Events.

     On September 5, 1997, SDW Holdings Corporation, an indirect subsidiary of Sappi Limited, merged with SDW Acquisition II Corporation, also an indirect subsidiary of Sappi Limited, with SDW Holdings Corporation continuing as the surviving corporation in the merger. A copy of the Company's press release dated September 5, 1997, describing the results of the merger, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

  (99) - Press Release of SDW Holdings Corporation dated September 5, 1997.




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                          Exhibit Index on page 4


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                                 SIGNATURE


     Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on September 5, 1997.


                                            SDW HOLDINGS CORPORATION

                                            By: /s/ W.E. Hewitt
                                                ---------------------
                                                Name:  W.E. HEWITT
                                                Title: Vice President




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                          Exhibit Index on page 4


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                               EXHIBIT INDEX


                                                               Sequentially
   Exhibit No.                  Description                   Numbered Page

      99             Press Release of SDW Holdings
                     Corporation dated September 5, 1997            5




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